UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-6259

                          Stratus Fund, Inc.

(Exact name of registrant as specified in charter)

6811 S. 27th Street

P.O. Box 82535

                      Lincoln, NE 68501-2535

(Address of principal executive offices)

Jon C. Gross

Stratus Fund, Inc.

P.O. box 82535

                 Lincoln, Nebraska 68501-2535

(Name and address of agent for service)

Registrant’s telephone number:	(402) 323-1846

(888) 769-2362

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2008

Item 1. Report to Stockholders

STRATUS FUND, INC.

Annual Report to Shareholders

June 30, 2008

Table of Contents

Management’s Discussion of Fund Performance	1

Performance	4

Expense Example	6

Financial Statements

Schedules of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Directors and Executive Officers	29

Approval of Investment Advisory Agreement	31

Other Information	33

Dear Fellow Shareholders:

To say the past year has been challenging would be an understatement. Surging energy prices, falling housing market, massive financial write-offs and plunging consumer confidence have created somewhat of a perfect storm of maladies, which have taken their toll on the financial markets.

At this time, the economy continues to crawl along, with recent GDP growth coming in at 1% and below. While no recession has occurred as yet, many economic indicators and confidence measures are giving Americans the feel of a recession. Over the past twelve months, the Federal Reserve has slashed rates from 5.25% to the current level of 2.0% in an effort to stimulate the economy. However, the Fed now faces additional challenges with signs of inflation ticking up, especially in high frequency items such as food and gasoline. The outlook is for the Fed Funds Rate to remain at 2.0% for some time, with a slightly higher probability of a future hike than a cut at this time.

In terms of some of the economy’s components, consumer spending continues to hold up reasonably well despite high energy prices and a significant slowdown in the housing sector, as economic stimulus checks are providing some boost to spending. The industrial side of the economy remains challenged, with certain pockets of strength in commodity related industries and certain international infrastructure areas. Export industries have benefited from the continued weakening of the dollar on world markets.

Over the past year, the stock market has fallen precipitously, with the past three quarters showing negative returns. The S&P 500 Index has fallen 13.1% for the fiscal year ended June 30, 2008.The market has been extremely volatile over this time, and the divergence of sector performance has been substantial. The Energy sector has risen over 20% during the past twelve months, while the Financial sector has dropped over 40% during that same time period. The only positive sectors of the market over the past year have been Energy, Basic Materials, and Utilities. One of the few silver linings of the market’s sell-off is that valuations have come down to much more attractive levels.

The outlook of the market is far from certain. Cheap valuations may begin to attract bargain hunters, but continued economic worries are likely to keep many investors on the sidelines until some clarity on economic and financial issues arises. Investment dollars to some degree have left the broad equity market and flowed both into the safety of Treasuries and the rising commodity markets.

Government Securities Portfolio

Much like the stock market, the high-grade bonds also experienced much higher volatility during the year. A deteriorating housing market and a faltering sub-prime mortgage securities market continued to send shockwaves through the financial system. Many credit sensitive sectors of the bond market witnessed extreme periods of illiquidity. During these times, the US Treasury market outperformed all other high grade sectors as the flight-to-quality bid prevailed. In mid-March intermediate US Treasury bond yields were almost 275 basis points lower than the previous July 2007 level of 5.10%.

Actions taken by the Fed and the US Treasury Department in the 2nd quarter, restored order to most high-grade fixed income sectors. US Treasury yields then proceeded higher as inflation fears became the markets’ focus. Credit spreads receded from their record high levels, but still remain elevated. Regardless, the 2 year US Government note yield fell 225 basis points during the year, while the 5 year US Government note dropped 160 basis points to finish the year yielding 3.33%.

The Stratus Government Securities fund achieved a return of 7.25% for the year, while our benchmark, which is 100% US Treasury securities, returned 9.73%. US Treasury securities outperformed most, if not all, high grade sectors, as the re-pricing of credit spreads continued during most of the year. All non-US Treasury sectors were affected by the deterioration in credit spreads, including US Government Agency securities and US Government Agency mortgage-backed securities. Stratus’ exposure to these sectors was the primary reason for the fund’s underperformance relative to its US Treasury benchmark.

We expect volatility to remain high over the next few quarters as the labor and housing markets search for a bottom. Once stability in these areas of the economy is established we expect the Fed to consider raising the funds rate target. Stratus will maintain a duration neutral posture and will be well diversified across US Treasury and US Government Agency sectors.

Growth Portfolio

The strategy employed by the Stratus Growth Portfolio is to invest primarily in stocks trading at appropriate discounts to their estimated intrinsic value, adjusted for relative growth potential and risk levels. Ideally, this would entail purchasing companies expected to grow at above average growth rates while selling at reasonable prices. The Growth Portfolio focuses on building a diversified portfolio emphasizing high quality large and mid capitalization stocks. Risk control is used by maintaining some exposure to major sectors and industries of the market while limiting overexposure to individual securities or industries. Furthermore, cash reserves may be increased in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

The Stratus Growth Portfolio is well diversified with over 75 stocks currently in the portfolio. Sector and security selection have helped the fund post relative outperformance versus the market. For the fiscal year ended June 30, 2008, the Stratus Growth Portfolio achieved a total return of (-8.32%) for institutional class and (-8.31%) for the retail class. While the loss in value is certainly disappointing, we are pleased to post performance better than the S&P 500 benchmark. Looking ahead, many stocks with value and growth characteristics appear to be trading at substantial discounts to their intrinsic value, which provides some optimism that the Stratus Growth Portfolio will enjoy success, both on an absolute and relative basis, as we journey through the difficult and challenging environment we are currently facing.

We thank you for your past and continued investment in the Stratus Family of Funds.

Respectfully,

Ryan Sailer, CFA

Mark Portz, CFA

PERFORMANCE

Average Annual Return	End of Period (06/30/2008) Values
1 Year	(8.32%)	Growth Institutional Shares	$789,074.75
5 Years	7.57%	S&P 500	$913,304.75
10 Years	2.81%
Life of Fund	8.12%

Average Annual Return	End of Period (06/30/2008) Values
1 Year	(8.31%)	Growth Retail Shares	$14,539.48
5 Years	7.68%	S&P 500	$14,962.31
10 Years	2.68%
Life of Fund	4.09%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested. Average annual return, in the chart above, does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Growth Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2008. Growth Portfolio Retail Shares for the period January 7, 1998 (inception) through June 30, 2008.

Average Annual Return	End of Period (06/30/2008) Values
1 Year	7.25%	Government Securities Institutional Shares	$473,526.50
5 Years	2.96%	Merrill Lynch U.S. Treasury Inter-Term Bond	$528,782.50
10 Years	4.31%
Life of Fund	4.43%

Average Annual Return	End of Period (06/30/2008) Values
1 Year	7.25%	Government Securities Retail Shares	$14,769.35
5 Years	2.92%	Merrill Lynch U.S. Treasury Inter-Term Bond	$16,372.30
10 Years	4.13%
Life of Fund	4.10%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return, in the chart above, does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Government Securities Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2008. Government Securities Portfolio Retail Shares for the period January 13, 1998 (inception) through June 30, 2008.

5

EXPENSE EXAMPLE

As a shareholder of Stratus Fund, Inc. (the Fund) you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at January 1, 2008 and held until June 30, 2008.

The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Year Ended June 30, 2008” to estimate the expenses you paid on your account during this period.

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)

	Beginning Account Value at January 1, 2008	Ending Account Value Using Actual Return at June 30, 2008	Expenses Paid During Six Months Ended June 30, 2008*

Actual
Growth Institutional	$1,000.00	$901.00	$5.29
Growth Retail	$1,000.00	$901.50	$5.30
Government Securities Institutional	$1,000.00	$1,018.70	$4.42
Government Securities Retail	$1,000.00	$1,018.60	$4.42

	Beginning Account Value at January 1, 2008	Ending Account Value Using 5% Return	Expenses Paid During Six Months Ended June 30, 2008*
Hypothetical (5% return before expenses)
Growth Institutional	$1,000.00	$1,019.29	$5.62
Growth Retail	$1,000.00	$1,019.29	$5.62
Government Securities Institutional	$1,000.00	$1,020.49	$4.42
Government Securities Retail	$1,000.00	$1,020.49	$4.42

* Expenses are equal to the Fund's expense ratio of 1.12% (Growth Portfolio Institutional and Retail Shares) and 0.88%
(Government Securities Portfolio Institutional and Retail Shares), multiplied by the average account value over the period, multiplied by 182 days divided by 366 days (to reflect the one-half year period).
	7

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2008

		Percent of
Shares	Common Stock - 99.13%	Net Assets	Fair Value

	Basic Materials	4.82%
5,000	Freeport McMoran Copper & Gold, Inc.		$585,950
7,000	Nucor Corp.		522,690
4,000	Potash Corp. of Saskatchewan, Inc.		914,280
10,000	Praxair, Inc.		942,400
			2,965,320

	Consumer Discretionary	8.02%
4,000	Autozone, Inc. *		484,040
25,000	Best Buy Company, Inc.		990,000
15,000	Comcast Corp.		284,550
15,000	Lowe's Companies, Inc.		311,250
16,000	McDonald's Corp.		899,520
20,000	Starbucks Corp. *		314,800
25,000	The McGraw-Hill Companies, Inc.		1,003,000
6,000	Target Corp.		278,940
25,000	Time Warner, Inc.		370,000
			4,936,100

	Consumer Staples	10.66%
25,000	ConAgra Foods, Inc.		482,000
36,000	CVS Caremark Corp.		1,424,520
7,000	General Mills, Inc.		425,390
27,000	Pepsico, Inc.		1,716,930
22,000	Procter & Gamble Co.		1,337,820
12,000	Sysco Corp.		330,120
15,000	Wal-Mart Stores, Inc.		843,000
			6,559,780

	Energy	15.98%
10,000	Apache Corporation		1,390,000
10,000	Baker Hughes, Inc.		873,400
10,000	Chevron Corp.		991,300
14,000	ConocoPhillips		1,321,460
14,000	Exxon Mobil Corp.		1,233,820
12,500	Occidental Petroleum Corp.		1,123,250
20,000	Peabody Energy Corp.		1,761,000
6,000	Schlumberger Limited		644,580
12,000	Valero Energy Corp.		494,160
			9,832,970

	Financials	13.20%
35,000	American International Group, Inc.		926,100

12	Berkshire Hathaway, Inc.*		1,449,000
35,000	Citigroup, Inc.		586,600
7,000	Franklin Resources, Inc.		641,550
4,000	Goldman Sachs Group, Inc.		699,600
35,000	JPMorgan Chase & Co.		1,200,850
20,000	Morgan Stanley		721,400
40,000	US Bancorp		1,115,600
33,000	Wells Fargo & Company		783,750
			8,124,450

	Health Care	12.02%
19,000	Abbott Laboratories		1,006,430
11,000	Amgen, Inc. *		518,760
10,000	Baxter International, Inc.		639,400
12,000	Dentsply International, Inc.		441,600
25,000	Johnson & Johnson		1,608,500
25,000	Pfizer, Inc.		436,750
10,000	Quest Diagnostics, Inc.		484,700
11,000	Stryker Corporation		691,680
40,000	United Health Group, Inc.		1,050,000
10,000	Varian Medical Systems, Inc. *		518,500
			7,396,320
	8

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2008

		Percent of
Shares		Net Assets	Fair Value

	Industrials	12.55%
16,000	3M Co.		$1,113,440
15,000	Danaher Corp.		1,159,500
6,000	FedEx Corporation		472,740
35,000	General Electric Co.		934,150
15,000	Honeywell International, Inc.		754,200
10,000	Roper Industries, Inc.		658,800
6,000	Terex Corp. *		308,220
12,000	Union Pacific Corp.		906,000
15,000	United Technologies Corp.		925,500
13,000	Waste Management, Inc.		490,230
			7,722,780

	Technology	16.35%
40,000	Cisco Systems, Inc.*		930,400
26,000	Dell, Inc. *		568,880
17,000	eBay, Inc. *		464,610
60,000	EMC Corp. *		881,400
28,000	Fiserv, Inc. *		1,270,360
15,000	Hewlett-Packard Co.		663,150

20,000	Intel Corp.		429,600
9,000	International Business Machines Corp.		1,066,770
10,000	Linear Technology Corp.		325,700
36,000	Microsoft Corp.		990,360
45,000	Motorola, Inc.		330,300
50,000	Oracle Corp. *		1,050,000
35,000	Texas Instruments, Inc.		985,600
5,000	Yahoo!, Inc. *		103,300
			10,060,430

	Telecommunications	2.25%
20,000	AT&T Inc.		673,800
20,000	Verizon Communications, Inc.		708,000
			1,381,800

	Utilities	3.28%
32,000	Duke Energy Corp.		556,160
10,000	PG & E Corp.		396,900
15,000	Questar Corp.		1,065,600
			2,018,660

Shares	Other Securities - 0.91%
561,829	Federated U.S. Treasury Cash Reserves	0.91%	561,829

	Total investments in securities (cost $56,099,500)	100.04%	$61,560,439
	Other assets, less liabilities	(0.04%)	(26,592)
	NET ASSETS	100.00%	$61,533,847

*Indicates nonincome-producing security

Industry classifications are unaudited

See accompanying notes to financial statements

	9

GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2008

Principal	Percent of
Amount	Net Assets		Fair Value

	Government Agency Bonds	25.41%
$2,000,000	Farmer Mac 5.50% due 7/15/11		$2,119,604
2,000,000	Federal Home Loan Bank 4.50% due 8/14/09		2,034,506
2,100,000	Federal Home Loan Bank 4.875% due 10/30/17		2,122,096
2,500,000	Federal Home Loan Bank 5.00% due 03/09/12		2,593,785
2,000,000	Federal Home Loan Bank 5.25% due 03/13/09		2,033,390
1,000,000	Federal Home Loan Bank 5.375% due 6/14/13		1,054,303
1,000,000	Federal Home Loan Mortgage 5.25% due 4/18/16		1,040,517
			12,998,201

	Mortgage Backed Securities	27.73%
3,319,721	Federal Home Loan Mortgage Pool 4.00% due 5/01/19		3,143,776
801,882	Federal Home Loan Mortgage Pool 5.00% due 2/01/18		800,261
290,016	Federal Home Loan Mortgage Pool 5.00% due 10/01/12		289,702
318,376	Federal Home Loan Mortgage Pool 5.50% due 9/01/17		322,658
397,105	Federal Home Loan Mortgage Pool 5.50% due 11/01/16		402,383
138,367	Federal Home Loan Mortgage Pool 6.00% due 3/01/17		141,784
1,693,867	Federal Home Loan Mortgage CMO 5.50% due 12/15/20		1,708,211
512,286	Federal National Mortgage Assn. Pool 4.50% due 5/01/15		508,886
59,841	Federal National Mortgage Assn. Pool 5.50% due 3/01/17		60,793
2,701,693	Federal National Mortgage Assn. Pool 5.50% due 1/01/18		2,744,723
186,982	Federal National Mortgage Assn. Pool 6.00% due 6/01/16		192,381

198,466	Federal National Mortgage Assn. Pool 6.00% due 12/01/16		204,197
492,574	Government National Mortgage Assn. Pool 4.50% due 8/20/34		488,044
1,610,423	Government National Mortgage Assn. Pool 4.50% due 5/15/18		1,581,940
1,333,075	Government National Mortgage Assn. Pool 5.00% due 11/15/33		1,297,418
292,298	Government National Mortgage Assn. Pool 5.625% due 8/20/32		293,622
			14,180,779

	Treasury Notes/Bonds/Inflation Protected Securities	26.73%
1,000,000	US Treasury Note 2.625% due 5/31/10		1,000,625
1,000,000	US Treasury Note 3.125% due 10/15/08		1,003,906
1,000,000	US Treasury Note 3.125% due 4/30/13		991,641
3,000,000	US Treasury Note 3.375% due 9/15/09		3,038,673
1,000,000	US Treasury Note 3.50% due 5/31/13		1,007,422
2,000,000	US Treasury Note 4.875% due 10/31/08		2,018,906
2,000,000	US Treasury Note 5.125% due 5/15/16		2,180,624
2,318,841	US Treasury Inflation Protected Security 1.875% due 7/15/15		2,428,079
			13,669,876

	Corporate Bonds	15.67%
1,000,000	Archer Daniels 5.45% due 3/15/18		975,645
1,500,000	Caterpillar 4.50% due 6/15/09		1,509,819

1,000,000	Conoco Phillips 5.625% due 10/15/16		1,018,788
1,000,000	Home Depot 5.20% due 3/01/11		991,778
1,000,000	Lowe's Companies 5.60% due 9/15/12		1,030,570
1,000,000	SBC Communications 5.10% due 9/15/14		980,271
1,500,000	Wal-Mart Stores 4.55% due 5/01/13		1,506,927
			8,013,798

Shares	Other Securities	3.71%
1,895,908	Federated U.S. Treasury Cash Reserves		1,895,908

	Total investments in securities (cost $50,058,000)	99.25%	$50,758,562
	Other assets, less liabilities	0.75%	385,446
	TOTAL NET ASSETS	100.00%	$51,144,008

See accompanying notes to financial statements

	11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008

		Government
	Growth	Securities
Assets:	Portfolio	Portfolio
Investments in securities at fair value
(cost $56,099,500 and $50,058,000)	$61,560,439	$50,758,562
Accrued interest and dividends receivable	52,592	437,822
Prepaid expense	309	309
Total Assets	$61,613,340	$51,196,693

Liabilities:
Accrued expenses, including investment management
and distribution expense payable to adviser,
administrator and distributor (note 4)	79,493	52,685
Total liabilities	79,493	52,685

Net assets applicable to outstanding capital stock	$61,533,847	$51,144,008

Net assets are represented by:
Capital stock, authorized 20 million and 10 million shares respectively;
outstanding, at $.001 par (note 6)	$4,049	$5,105
Additional paid-in capital	55,530,041	50,625,414
Accumulated undistributed net investment gain	205,289	45,868
Accumulated net realized gain (loss) on investments	333,529	(232,941)
Unrealized appreciation	5,460,939	700,562
Total net assets applicable to shares outstanding	$61,533,847	$51,144,008

Shares outstanding and net asset value per share:
Institutional class net assets	$61,208,636	$51,131,987
Institutional shares of Capital Stock outstanding	4,027,175	5,103,515
Net Asset Value and offering price per share - Institutional shares	$15.20	$10.02

Retail class net assets	$325,211	$12,021
Retail shares of Capital Stock outstanding	21,672	1,200
Net Asset Value per share - Retail shares	$15.01	$10.02
Maximum sales charge (note 4)	0.71	0.31
Maximum offering price to public	$15.72	$10.33

See accompanying notes to financial statements

13

STATEMENT OF OPERATIONS
Year Ended June 30, 2008

		Government
	Growth	Securities
Investment income:	Portfolio	Portfolio

Dividends	$1,116,505	$63,850
Interest	-	2,239,886
Other income	23,646	-
Total investment income	$1,140,151	$2,303,736

Expenses:
Investment advisory fees	$492,025	$248,527
Administration fees	164,008	124,263
Accounting and auditing	39,763	29,395
Directors' compensation	12,998	9,502
Securities pricing	6,253	5,137
Other operating expenses	16,382	18,677
Total expenses	731,429	435,501
Net investment income	$408,722	$1,868,235

Realized and unrealized gain on investments:
Net realized gain (loss)	$3,051,971	($34,499)
Net unrealized appreciation (depreciation)
Beginning of period	14,493,897	(842,384)
End of period	5,460,939	700,562
Net unrealized appreciation (depreciation)	(9,032,958)	1,542,946
Net realized and unrealized gain (loss) on investments	(5,980,987)	1,508,447

Net increase (decrease) in net assets resulting from operations	($5,572,265)	$3,376,682

See accompanying notes to financial statements

14

STATEMENT OF CHANGES IN NET ASSETS
Years ended June 30, 2008 and 2007

			Government
	Growth Portfolio		Securities Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Operations:
Net investment income	$408,722	$254,482	$1,868,235	$1,741,331
Net realized gain (loss) on investments	3,051,971	4,599,777	(34,499)	58,119
Unrealized appreciation (depreciation)	(9,032,958)	2,446,546	1,542,946	355,989
Net increase (decrease) in net assets resulting from operations	(5,572,265)	7,300,805	3,376,682	2,155,439

Distributions to shareholders from:
Net investment income
Institutional Class	326,109	192,417	1,862,032	1,719,042
Retail Class	1,911	1,587	443	665
	328,020	194,004	1,862,475	1,719,707
Net realized gains
Institutional Class	5,208,196	1,469,150	-	-
Retail Class	31,603	12,815	-	-
	5,239,799	1,481,965	-	-

Total distributions	5,567,819	1,675,969	1,862,475	1,719,707

Capital share transactions (note 6):
Proceeds from sales	12,952,308	9,543,512	14,073,517	10,436,650
Payment for redemptions	(11,189,981)	(14,090,539)	(14,178,520)	(10,704,305)
Reinvestment of net investment income	225,288	142,986	1,333,229	1,236,256
Reinvestment of net realized gains	3,534,030	1,089,502	-	-
Total increase (decrease) from capital share transactions	5,521,645	(3,314,539)	1,228,226	968,601
Total increase (decrease) in net assets	(5,618,439)	2,310,297	2,742,433	1,404,333

Net Assets:
Beginning of period	67,152,286	64,841,989	48,401,575	46,997,242
End of period	$ 61,533,847	$ 67,152,286	$ 51,144,008	$ 48,401,575

Undistributed net investment income:	$ 205,289	$ 124,586	$ 45,868	$ 44,294

See accompanying notes to financial statements
	15

GROWTH PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2008, 2007, 2006, 2005, and 2004

	2008	2007	2006	2005		2004
Net asset value:
Beginning of period	$18.03	$16.55	$15.41	$14.29		$11.78
Income from investment operations
Net investment income (loss)	0.10	0.07	0.02	0.01		(0.02)
Net realized and unrealized gain (loss) on investments	(1.46)	1.84	1.13	1.11		2.53
Total income (loss) from investment operations	1.36)	1.91	1.15	1.12		2.51

Less distributions
Dividends from net investment income	0.08)	(0.05)	(0.01)	0.00	(a)	0.00	(a)
Distribution from net realized gains	(1.39)	(0.38)	0.00	0.00		0.00
Total distributions	(1.47)	(0.43)	(0.01)	0.00		0.00

End of period	$15.20	$18.03	$16.55	$15.41		$14.29

Total return:	(8.32%)	11.80%	7.46%	7.84%		21.31%

Ratios/Supplemental data:
Net assets, end of period	$61,208,636	$66,680,820	$64,269,547	$61,105,824		$56,946,741
Ratio of expenses to average net assets	1.12%	1.15%	1.17%	1.14%		1.17%
Ratio of net investment income (loss) to average net assets	0.62%	0.39%	0.10%	0.07%		(0.14%)
Portfolio turnover rate	35.42%	41.50%	41.17%	53.01%		50.68%

Per share amounts calculated on average shares outstanding

(a)	Distributions represent less than 1/2 of 1¢

See accompanying notes to financial statements

		16

GROWTH PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2008, 2007, 2006, 2005, and 2004

	2008	2007	2006	2005		2004
Net asset value:
Beginning of period	$17.82	$16.34	$15.21	$14.09		$11.59
Income from investment operations
Net investment income (loss)	0.10	0.07	0.02	0.01		(0.03)
Net realized and unrealized gain (loss) on investments	(1.44)	1.84	1.12	1.11		2.53
Total income (loss) from investment operations	(1.34)	1.91	1.14	1.12		2.50

Less distributions
Dividends from net investment income	(0.08)	(0.05)	(0.01)	0.00	(b)	0.00	(b)
Distribution from net realized gains	(1.39)	(0.38)	0.00	0.00		0.00
Total distributions	(1.47)	(0.43)	(0.01)	0.00		0.00

End of period (a)	$15.01	$17.82	$16.34	$15.21		$14.09

Total return: (a)	(8.31%)	11.95%	7.49%	7.95%		21.58%

Ratios/Supplemental data:
Net assets, end of period	$325,211	$471,466	$572,442	$684,981		$832,115
Ratio of expenses to average net assets	1.12%	1.15%	1.17%	1.14%		1.29%
Ratio of net investment income (loss) to average net assets	0.62%	0.39%	0.10%	0.07%		(0.27%)
Portfolio turnover rate	35.42%	41.50%	41.17%	53.01%		50.68%

Per share amounts calculated on average shares outstanding

(a)	Excludes maximum sales load of 4.5%
(b)	Distributions represent less than 1/2 of 1¢

See accompanying notes to financial statements
		17

GOVERNMENT SECURITIES PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2008, 2007, 2006, 2005, and 2004

	2008		2007	2006	2005	2004
Net asset value:
Beginning of period	$9.70		$9.61	$9.88	$9.90	$10.23
Income from investment operations
Net investment income	0.37		0.35	0.30	0.30	0.32
Net realized and unrealized gain (loss) on investments	0.32		0.09	(0.28)	(0.02)	(0.33)
Total income (loss) from investment operations	0.69		0.44	0.02	0.28	(0.01)

Less distributions
Dividends from net investment income	(0.37)		(0.35)	(0.29)	(0.30)	(0.32)
Total distributions	(0.37)		(0.35)	(0.29)	(0.30)	(0.32)

End of period	$10.02		$9.70	$9.61	$9.88	$9.90

Total return:	7.25%		4.62%	0.27%	2.91%	(0.04%)

Ratios/Supplemental data:
Net assets, end of period	$51,131,987		$48,390,268	$46,966,952	$50,737,390	$52,508,132
Ratio of expenses to average net assets	0.88%		0.91%	0.93%	0.89%	0.91%
Ratio of net investment income to average net assets	3.76%		3.60%	3.03%	3.03%	3.21%
Portfolio turnover rate	22.14%		11.02%	16.95%	8.03%	38.96%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

		18

GOVERNMENT SECURITIES PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2008, 2007, 2006, 2005, and 2004

	2008		2007	2006	2005	2004
Net asset value:
Beginning of period	$9.70		$9.61	$9.88	$9.90	$10.23
Income from investment operations
Net investment income	0.37		0.35	0.30	0.30	0.30
Net realized and unrealized gain (loss) on investments	0.32		0.07	(0.28)	(0.02)	(0.35)
Total income (loss) from investment operations	0.69		0.42	0.02	0.28	(0.05)

Less distributions
Dividends from net investment income	(0.37)		(0.33)	(0.29)	(0.30)	(0.28)
Total distributions	(0.37)		(0.33)	(0.29)	(0.30)	(0.28)

End of period (a)	$10.02		$9.70	$9.61	$9.88	$9.90

Total return: (a)	7.25%		4.62%	0.27%	2.94%	(0.26%)

Ratios/Supplemental data:
Net assets, end of period	$12,021		$11,307	$30,290	$46,545	$58,494
Ratio of expenses to average net assets	0.88%		0.91%	0.93%	0.89%	1.15%
Ratio of net investment income to average net assets	3.76%		3.60%	3.03%	3.03%	2.97%
Portfolio turnover rate	22.14%		11.02%	16.95%	8.03%	38.96%

Per share amounts calculated on average shares outstanding

(a)	Excludes maximum sales load of 3.0%

See accompanying notes to financial statements

		19

NOTES TO FINANCIAL STATEMENTS

June 30, 2008

1.	Organization

Stratus Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2008, the following series were authorized and had shares outstanding:

Growth Portfolio Government Securities Portfolio

Both the Growth Portfolio and the Government Securities Portfolio (each a Portfolio and collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its Portfolios’ financial statements.

Use of Estimates: In preparing its Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

Valuation of Investments

Investment securities are carried at fair value determined using the following valuation methods:

Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price as reported by an independent pricing service. Investments in mutual funds are valued at the quoted net asset value for the fund. Debt securities held by the Portfolios are valued using market quotations.

In the event that the price of a security is not available from the pricing services, one or more brokerage firms are contacted to obtain the most recent price available for the security.

Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

All securities are valued at the close of each business day.

The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2008, the Growth Portfolio had no such exchange traded options nor were any purchased during the six months then ended.

The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received. The Portfolios did not enter into any short sale transactions for the year ended June 30, 2008.

Security Transactions and Investment Income

Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and accretion of discount is accrued daily using the constant yield method and is included in interest income. Realized investment gains and losses are determined by specifically identifying the issue sold.

Expenses

With the exception of class specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets. Class specific expenses are borne solely by that class.

Federal Income Taxes

It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated undistributed net investment income or accumulated net realized gain/loss, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized capital loss carry forwards have been offset or expired.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as

“more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As required, the Portfolios adopted FIN 48 effective July 1, 2007 for all open tax years and have determined that no material uncertain tax benefits exist as of June 30, 2008. It is the policy of the Portfolios to recognize accrued interest and penalties related to uncertain tax benefits in income taxes.

Distribution to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Government Securities Portfolio declares dividends monthly and the Growth Portfolio may declare dividends annually. The dividends declared become payable immediately. Net realized gains, if any, are distributed annually.

New Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. The Fund is in the process of evaluating the impact of the adoption of SFAS No. 157 on the financial statements and financial highlights.

3.	Federal Income Tax Information

Distributions paid during the years ended June 30, 2008 and 2007, totaled $328,020 and $194,004 for the Growth Portfolio, respectively, $1,862,475 and $1,719,707 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes. For the years ended June 30, 2008 and 2007, the Growth Portfolio distributed realized gains of $5,239,799, and $1,481,965 which are characterized as long term capital gains for tax purposes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2008, the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:

	Growth	Government Securities
Federal tax cost of investments	$56,101,759	$50,058,000

Unrealized appreciation	$12,686,850	$951,437
Unrealized depreciation	(7,228,170)	(250,875)
Net unrealized appreciation (depreciation)	$5,458,680	$700,562

As of June 30, 2008 the components of distributable earnings on a tax basis were as follows:

	Growth	Government Securities
Net unrealized appreciation (depreciation)	$5,458,680	$700,562
Undistributed ordinary income	$205,289	$45,974
Undistributed capitl gains	$335,788	$-
Accumulated capital losses	$-	$(221,004)

The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes is attributable to the deferral of capital losses occurring subsequent to October 31, 2007 of $11,937 for the Government Securities Portfolio. For tax purposes, such losses will be realized in the year ending June 30, 2008. The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The Government Securities Portfolio had unused capital loss carryforwards of $221,004, available for federal income tax purposes, at June 30, 2008, which expire as follows: $55,501 in 2011, $75,380 in 2012, $24,307 in 2013, $3,160 in 2014, $44,280 in 2015 and $18,376 in 2016.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statements and income tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

4.	Fees, Expenses and Related Party Transactions

Investment Advisory Services

The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Adviser) as the investment adviser for the Fund’s assets.

Under the investment advisory agreement the Adviser receives fees for services rendered at the following rates per annum of the average daily net assets of the Portfolios:

Portfolio Annual Fee Rate
Growth .75%
Government Securities .50%

Administrative Services; Transfer Agent; Custodian

The Fund has retained Adminisystems, Inc. (the Administrator) to act as transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets. The Fund has retained Union Bank & Trust Company, a related party, as custodian for the Fund’s assets. The Portfolios have recorded amounts payable to the custodian reflecting overdrafts which occur in the ordinary course of business due to the timing of settlements.

Distribution Services

The Fund has selected Nelnet Capital, LLC (the Distributor), a company related through common management to the Adviser and Union Bank & Trust Company, to act as the underwriter and distributor of the fund’s shares. Retail shares for the

Growth portfolio include a maximum sales charge of 4.5%. Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%. For sales of both Portfolios of $50,000 or more, the sales charge is reduced.

Fees

Under the terms of the advisory and administrative agreements outlined above, the Portfolios collectively incurred $740,551 and $288,272 for such services during the year ended June 30, 2008.

At June 30, 2008, the following accrued investment advisory and administrative fees were payable to the Adviser and Administrator.

Payable to Payable to
Adviser Administrator Total
Growth Portfolio $39,524 $13,175 $52,699
Government Securities Portfolio 20,866 10,433 31,299

Brokerage Services

In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios can use Nelnet Capital, LLC, a related party, to effect security trades on their behalf. For the year ended June 30, 2008, the Growth Portfolio paid $8,756 in commission to Nelnet Capital, LLC. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

Ownership of Fund Shares by Management

At June 30, 2008, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio under UBATCO & Co., nominee name for Union Bank and Trust Company:

Shares Value
Growth Portfolio Institutional Class 33,850 $514,514
Growth Portfolio Retail Class 323 4,844
Government Securities Portfolio Institutional Class 12,270 122,941
Government Securities Portfolio Retail Class - -

At June 30, 2008, UBATCO & Co. held the following in each Portfolio:

Shares Value
Growth Portfolio Institutional Class 4,017,788 $61,070,382
Growth Portfolio Retail Class 10,904 163,666
Government Securities Portfolio Institutional Class 5,099,476 51,096,747
Government Securities Portfolio Retail Class 916 9,181

5.	Securities Transactions

Purchases of securities and proceeds from sales, excluding short-term securities and US Government obligations, were as follows for each Portfolio:

Proceeds
Purchases	Proceeds	From Calls
Of Securities	From Sales	& Maturities

Growth Portfolio $24,062,175 $22,940,158 $ -
Government Securities Portfolio 10,843,645 4,964,590 2,950,000

6.	Capital Share Transactions

The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

Transactions in the capital stock of each Portfolio for the year ended June 30, 2008 were as follows:

Growth	Growth
Portfolio	Portfolio
Institutional Shares	Retail Shares

Transactions in shares:
Shares sold	765,336	91
Shares redeemed	(656,467)	(6,831)
Reinvested dividends	219,699	1,961
Net increase (decrease)	328,568	(4,779)

Transactions in dollars:
Dollars sold	$12,950,731	$1,577
Dollars redeemed	(11,075,440)	(114,541)
Reinvested dividends	3,726,481	32,837
Net increase (decrease)	$5,601,772	$(80,127)

Government	Government
Securities Portfolio	Securities Portfolio
Institutional Shares	Retail Shares
Transactions in shares:
Shares sold	1,400,562	-
Shares redeemed	(1,417,139)	(3)
Reinvested dividends	133,496	38
Net increase (decrease)	116,919	35

Transactions in dollars:
Dollars sold	$14,073,517	$-
Dollars redeemed	(14,178,488)	(32)
Reinvested dividends	1,332,851	378
Net increase (decrease)	$1,227,880	$346

Transactions in the capital stock of each Portfolio for the year ended June 30, 2007 were as follows:

	Growth	Growth
	Portfolio	Portfolio
Institutional Shares		Retail Shares
Transactions in shares:
Shares sold	556,331	319
Shares redeemed	(812,991)	(9,743)
Reinvested dividends	71,798	852
Net decrease	(184,862)	(8,572)

Transactions in dollars:
Dollars sold	$9,538,211	$5,301
Dollars redeemed	(13,924,426)	(166,113)
Reinvested dividends	1,218,209	14,279
Net decrease	$(3,168,006)	$(146,533)

Government	Government
Securities Portfolio	Securities Portfolio
Institutional Shares	Retail Shares

Transactions in shares:
Shares sold	1,067,833	-
Shares redeemed	(1,093,266)	(2,054)
Reinvested dividends	126,546	68
Net increase (decrease)	101,113	(1,986)

Transactions in dollars:
Dollars sold	$10,436,650	$-
Dollars redeemed	(10,684,098)	(20,207)
Reinvested dividends	1,235,591	665
Net increase (decrease)	$988,143	$(19,542)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Stratus Fund, Inc.

Lincoln, Nebraska

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. (the “Fund”) comprising the Growth Portfolio and Government Securities Portfolio, as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Stratus Fund, Inc. as of June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska

August 15, 2008

DIRECTORS AND EXECUTIVE OFFICERS

The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund’s shareholders under Minnesota law. The Directors meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Adviser.

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

Directors Who Are Not Interested Persons of the Fund

Name, Address and Age	Director Since	Position Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Thomas C. Smith (63) 1225 “L” Street Suite 200 Lincoln, Nebraska 68508	1993	Director	Chairman and Chief Executive Officer, SMITH HAYES Financial Services Corporation Lincoln, Nebraska	None
R. Paul Hoff (73) 2543 Bluff Road Seward, Nebraska 68434	1993	Director	Retired	None
Edson L. Bridges III (50) 8401 W. Dodge Road, #256 Omaha, Nebraska 68114	1993	Director	Vice President and Director of Bridges Investment Counsel Inc. (registered investment adviser)	Director, Bridges Investment Fund, Inc.
James J. DeMars (64) P.O. Box 81607 Lincoln, Nebraska 68501	2004	Director	Partner of DeMars, Gordon, Olson & Zalewski (law firm)	None

Directors Who Are Interested Persons of the Fund

Name, Address and Age	Director Since	Position(s) Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Jon Gross (38)* 6801 S. 27th Street Lincoln, Nebraska 68501	2004	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; President, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.	None

_______________________________________________________________________

*Mr. Gross is considered an interested person of the Fund because he is an officer and director of the adviser to, and managing director of the principal underwriter of, the Fund.

Executive Officers

Name, Address and Age	Officer Since	Position(s) Held With Fund	Principal Occupation During Last Five Years
Jon Gross (38) 6801 S. 27th Street Lincoln, Nebraska 68501	2003	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; President, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.
Jeff Jewell (36) 6811 S. 27th Street Lincoln, Nebraska 68501	2003	Vice President and Chief Financial Officer	Assistant Vice President, Union Bank and Trust Company; Vice President, Adminisystems, Inc.
Tanya Lebsock (39) 6811 S. 27th Street Lincoln, Nebraska 68501	2003	Secretary and Chief Compliance Officer	Trust Compliance Officer, Union Bank and Trust Company.

The Fund’s statement of additional information includes additional information about the Fund’s directors and is available upon request, without charge, by calling (888) 769-2362.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of Stratus Fund, Inc. oversees the management of the Fund and its investment portfolios, the Government Securities Portfolio and Growth Portfolio (the “Portfolios”), and as required by law, determines annually whether to approve the continuance of the Investment Advisory Agreement between the Fund and Union Investment Advisors (“UIA”). At a meeting held on July 24, 2008, the Board of Directors (the “Board”), including a majority of the independent directors attending the meeting in person, approved the continuance of the Investment Advisory Agreement for another year.

In preparation for the meeting, the Board received and evaluated information supplied by UIA in response to a letter prepared by counsel to the Fund requesting information relevant to approval of the Investment Advisory Agreement. The Board considered the factors discussed below in evaluating the continuation of the Investment Advisory Agreement.

The Board reviewed the services provided by UIA under the Investment Advisory Agreement. The Board reviewed the credentials and experience of the officers of UIA providing services under the Investment Advisory Agreement and concluded that UIA is providing services in accordance with the Investment Advisory Agreement. Based on such review, the Board concluded that the range of services provided by UIA under the Investment Advisory Agreement was appropriate.

The Board reviewed the performance of the Portfolios during the past one, three, five and ten year periods against the performance of funds advised by other advisors with investment strategies comparable to those of the Portfolios, and the performance of the Portfolios relative to benchmark indices. The Board noted that the performance of the Portfolios was in line with that of funds in their peer group and their benchmark indices.

The Board reviewed the advisory fee rate for the Portfolios under the Investment Advisory Agreement. The Board compared effective contractual advisory fee rates and total expense ratios for comparable funds at a common asset levels and noted that the advisory expenses are slightly higher, but that the total expenses of the Fund are lower, than that of funds advised by other advisors with investment strategies comparable to those of the Portfolios.

The Board considered the overall performance of UIA in providing investment advisory and portfolio administrative services to the Fund, and concluded that such performance was satisfactory.

The Board reviewed information concerning the profitability of UIA and its financial condition. The Board concluded that the compensation to be paid by the Fund under the Investment Advisory Agreement was not excessive.

In determining whether to continue the Investment Advisory Agreement for the Fund, the Board also considered the prior relationship between UIA and the Fund, as well as the Board’s knowledge of UIA’s operations. The Board noted that substantially all of the investors in the Fund have a relationship with Union Bank & Trust Company, an affiliated company of UIA.

Taking into account all of these factors, the Board determined that UIA’s services, performance and fees were satisfactory. The Board further determined that the information provided by UIA on comparative expenses and services supported their conclusion that the advisory fees under the Investment Advisory Agreement are appropriate. Accordingly, the Board approved the continuation of the Investment Advisory Agreement.

OTHER INFORMATION

The Fund provides a complete list of its portfolio holdings four times each fiscal year as of the end of each quarter. For the second and fourth fiscal quarters, the lists appear in the Fund’s semi-annual and annual reports to shareholders. For the first and third fiscal quarters, the Fund files the list with the Securities and Exchange Commission on Form

N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You can obtain information on the operation of the public reference room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file number for the Fund is 811-6259. The Fund makes the information on Form N-Q available to shareholders upon request made by calling (888) 769-2362.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request made by calling (888) 769-2362. The information is also available on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available, without charge, upon request made by calling (888) 769-2362. The information is also available on the SEC website at www.sec.gov.

Item 2. Code of Ethics

As of the end of the period covered by this report, Stratus Fund, Inc. (the “Fund”) had adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). The Code is intended to promote honest and ethical conduct, full, fair and timely disclosure in reports and documents that the Fund files with the Securities and Exchange Commission (“SEC”) and compliance with applicable laws and regulations. There were no amendments to the Code during the period covered by this report. The Fund did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.

Item 3. Audit Committee Financial Expert

The Fund’s Board of Directors has determined that at the present time, none of the members of the Audit Committee of the Board of Directors meets the definition of the term “audit committee financial expert” as adopted by the SEC. That definition requires that a person have prepared or audited investment company financial statements in order to qualify as an “audit committee financial expert.”

The Fund’s Audit Committee consists of three independent directors, each of whom has been selected based upon the Board’s determination that they are fully qualified to monitor the performance of the Fund’s independent auditors and management’s reporting of the Fund’s financial condition and results of operations. The Audit Committee has the authority to retain independent consultants and experts whenever it deems appropriate.

Item 4. Principal Accountant Fees and Services

Audit Fees

Deloitte & Touche, LLP, the Fund’s independent auditor, billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

	Fees Billed in FY 2008	Percentage of Fees in FY 2008 Provided Pursuant to Pre-Approved Policies	Fees Billed in FY 2007	Percentage of Fees in FY 2007 Provided Pursuant to Pre-Approved Policies

Audit Fees	$49,350	0.00	$28,969	0.00
Audit Related Fees	4,395	0.00	2,956	0.00
Tax Fees	15,413	0.00	5,935	0.00
All Other Fees	0	0.00	0	0.00
Total Fees	$69,158	0.00	$37,860	0.00

Audit fees were paid for professional services rendered for the audit of the Fund’s financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. Audit related services were rendered for assurance and related services to the Fund that are reasonable related to the performance of the audit of the Fund’s financial statements but are not reported as audit fees. Fees paid for tax services were for professional services relating to tax compliance, tax advice and tax planning.

Other Fees

Deloitte & Touche billed the Fund aggregate non-audit fees of $5,935 for the fiscal year ended June 30, 2007, and $15,413 for the fiscal year ended June 30, 2008, for non-audit related services. The Fund’s Audit Committee approves each engagement of Deloitte & Touche to perform non-audit related services for the Fund. It has not adopted any pre-approval policies or procedures for such non-audit related services. The Audit Committee considered whether services provided by Deloitte & Touche to the Fund’s investment adviser or any affiliate of the Fund’s investment adviser is compatible with maintaining the independence of Deloitte & Touche, and determined that Deloitte & Touche’s independence would not be compromised.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

A schedule of investments for the Fund’s investment portfolios is included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this report.

Item 11. Controls and Procedures

An evaluation was performed by the officers of Stratus Fund, Inc. (the “Fund”), including the principal executive officer and principal financial officer, of the effectiveness and design of the Fund’s disclosure controls and procedures. Based on that evaluation, which was conducted within 90 days of the filing date of this report, the Fund’s principal executive officer and principal financial officer concluded that the Fund’s disclosure controls and procedures were reasonably designed and effectively operate so as to insure that material information relating to the Fund is made known to management of the Fund, including the principal executive officer and principal financial officer. There have been no significant changes in the Fund’s internal controls over financial reporting during the Fund’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) to the Fund’s Certified Shareholder Report for the June 30,
2005 reporting period.
(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act.
(3)	Not applicable.

(b)	Certifications required by Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Fund, Inc.

By /s/ Jon C. Gross

Jon C. Gross
President
(Principal Executive Officer)

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jon C. Gross

Jon C. Gross
President
(Principal Executive Officer)

Date: August 28, 2008

By /s/ Jeffrey Jewell

Jeffrey Jewell
Vice-President and Chief Financial Officer
(Principal Financial Officer)

Date: August 28, 2008